Exhibit 10.2

EXECUTION VERSION

SILICON VALLEY BANK

GUARANTEE AND COLLATERAL AGREEMENT

GUARANTEE AND COLLATERAL AGREEMENT

Dated as of October 24, 2014,

made by

VIOLIN MEMORY, INC.,

and the other Grantors referred to herein and from time to time parties hereto,

in favor of

SILICON VALLEY BANK,

as Administrative Agent

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TABLE OF CONTENTS

(continued)

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TABLE OF CONTENTS

(continued)

SCHEDULES

Schedule 1 Notice Addresses of Grantors

Schedule 3 Filings and Other Actions Required to Perfect Security Interests

Schedule 4 Location of Jurisdictions of Organization, Chief Executive Office and Location of Books

Schedule 5 Deposit and Securities Accounts

ANNEXES

Annex 1 Form of Assumption Agreement

EXHIBITS
Exhibit A:	Form of Guarantee and Collateral Agreement
Exhibit B:	Form of Compliance Certificate
Exhibit C:	Form of Secretary’s Certificate
Exhibit D:	Form of Solvency Certificate
Exhibit E:	Form of Assignment and Assumption
Exhibits F-1 – F-4:	Forms of U.S. Tax Compliance Certificates
Exhibit G:	Form of Addendum
Exhibit H-1:	Form of Formula-Based Revolving Loan Note
Exhibit H-2:	Form of Non-Formula-Based Revolving Loan Note
Exhibit I:	Form of Borrowing Base Certificate
Exhibit J:	Form of Subsidiary Borrower Joinder Agreement
Exhibit K:	Form of Notice of Borrowing
Exhibit L:	Form of Notice of Conversion/Continuation

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GUARANTEE AND COLLATERAL AGREEMENT

This GUARANTEE AND COLLATERAL AGREEMENT (this “Agreement”), dated as of October 24, 2014, is made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein (each a “Grantor” and, collectively, the “Grantors”), in favor of SILICON VALLEY BANK (“SVB”), as administrative agent (together with its successors, in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (each a “Lender” and, collectively, the “Lenders”) from time to time parties to that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers named therein and a party thereto, the Lenders party thereto and the Administrative Agent.

RECITALS

WHEREAS, the Borrower, the Subsidiary Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Grantors to make valuable transfers to one or more members of an Affiliated group of companies that includes the other Grantors in connection with the operation of their respective businesses;

WHEREAS, each Co-Borrower and the other Grantors are engaged in related businesses, and each Co-Borrower and each other Grantor derives substantial direct and indirect benefit from the extensions of credit under the Credit Agreement; and

WHEREAS, it is a condition precedent to the Closing Date and to the initial extension of credit under the Credit Agreement that the Grantors shall have delivered this Agreement in favor of the Administrative Agent for the ratable benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree as follows:

SECTION 1. DEFINED TERMS.

1.1 Definitions.

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to such terms in the Credit Agreement, and the following terms are used herein as defined in the UCC: Chattel Paper, Deposit Account, Instrument, Money, and Supporting Obligation.

(b) The following terms shall have the following meanings:

“Accounts Receivable”: with respect to any Grantor, as defined in Section 3.1(a).

“Agreement”: as defined in the preamble hereto.

“Assumption Agreement”: is an Assumption Agreement in substantially the form set forth at Annex 1.

“Books”: all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter by or for any Grantor in connection with the ownership of its assets or the conduct of its business or evidencing or containing information relating to the Collateral, including: (a) ledgers; (b) records indicating, summarizing, or evidencing such Grantor’s assets (including its Accounts Receivable), business operations or financial condition; (c) computer programs and software; (d) computer discs, tapes, files, manuals, spreadsheets; (e) computer printouts and output of whatever kind; (f) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and (g) any and all other rights now or hereafter arising out of any contract or agreement between such Grantor and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of such Grantor’s books or records or with credit reporting, including with regard to any of such Grantor’s Accounts Receivable.

“Borrower”: as defined in the preamble hereto.

“Collateral”: as defined in Section 3.1.

“Collateral Account”: the Designated Deposit Account and any other Deposit Account or Securities Account of any Grantor over which the Administrative Agent has “control” within the meaning of Section 9104 of the UCC.

“Credit Agreement”: as defined in the recitals to this Agreement.

“Grantor”: is any Loan Party that is party hereto as of the date hereof or that accedes hereto as a “Grantor” pursuant to an Assumption Agreement executed and delivered to the Administrative Agent in accordance with the terms hereof.

“Guarantor”: as defined in Section 2.1(a).

“Investment Property”: the collective reference to all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC.

“Lender”: as defined in the preamble hereto.

“Proceeds”: all “proceeds” as such term is defined in Section 9102(a)(64) of the UCC.

“Secured Obligations”: collectively, the “Obligations”, as such term is defined in the Credit Agreement.

“Secured Parties”: the collective reference to the Administrative Agent and the Lenders.

1.2 Other Definitional Provisions. The rules of interpretation set forth in Section 1.2 of the Credit Agreement are by this reference incorporated herein, mutatis mutandis, as if set forth herein in full.

SECTION 2. GUARANTEE.

2.1 Guarantee.

(a) At such time that the Borrower, at its sole discretion, consents to any Grantor becoming a Guarantor hereunder, each such Grantor, together with any Material Domestic Subsidiary of any such Grantor who accedes to this Agreement as a Guarantor with the consent of the Borrower (each, a “Guarantor” and, collectively, the “Guarantors”), hereby jointly and severally, unconditionally and irrevocably, guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Co-Borrowers and the other Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations. In furtherance of the foregoing, and without limiting the generality thereof, each Guarantor agrees as follows:

(i) each Guarantor’s liability hereunder shall be the immediate, direct, and primary obligation of such Guarantor and shall not be contingent upon the Administrative Agent’s or any Secured Party’s exercise or enforcement of any remedy it or they may have against any Co-Borrower, any other Guarantor, any other Person, or all or any portion of the Collateral; and

(ii) the Administrative Agent may enforce this guaranty notwithstanding the existence of any dispute between any of the Secured Parties and the Borrower, any Subsidiary Borrower or any other Guarantor with respect to the existence of any Event of Default.

(b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

(c) Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Administrative Agent or any other Secured Party hereunder.

(d) The guarantee contained in this Section 2 shall remain in full force and effect until the occurrence of the Discharge of Obligations, notwithstanding that from time to time during the term of the Credit Agreement the outstanding amount of the Secured Obligations may be zero.

(e) No payment made by any Co-Borrower, any Guarantor, any other guarantor or any other Person or received or collected by the Administrative Agent or any other Secured Party from any Co-Borrower, any Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any setoff or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations up to the maximum liability of such Guarantor hereunder until the Discharge of Obligations.

2.2 Right of Contribution. If in connection with any payment made by any Guarantor hereunder any rights of contribution arise in favor of such Guarantor against one or more other Guarantors, such rights of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Administrative Agent and the other Secured Parties, and each Guarantor shall remain liable to the Administrative Agent and the other Secured Parties for the full amount guaranteed by such Guarantor hereunder.

2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any setoff or application of funds of any Guarantor by the Administrative Agent or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any other Secured Party against any Co-Borrower or any other Grantor or any other Guarantor or any Collateral or guarantee or right of offset held by the Administrative Agent or any other Secured Party for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Co-Borrower or any other Grantor or any other Guarantor in respect of payments made by such Guarantor hereunder, in each case, until the Discharge of Obligations. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Discharge of Obligations, such amount shall be held by such Guarantor in trust for the Administrative Agent and the other Secured Parties, shall be segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied in such order as set forth in Section 6.5 hereof irrespective of the occurrence or the continuance of any Event of Default.

2.4 Amendments, Etc. with Respect to the Secured Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by the Administrative Agent or any other Secured Party may be rescinded by the Administrative Agent or such Secured Party and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any other Secured Party, and the Credit Agreement, the other Loan Documents (other than the Warrant), and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, all of the Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any other Secured Party for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any other Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

2.5 Guarantee Absolute and Unconditional; Guarantor Waivers; Guarantor Consents. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by the Administrative Agent or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between any Co-Borrower and any of the Guarantors on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor further waives:

(a) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon any Co-Borrower, any other Grantor or any of the other Guarantors with respect to the Secured Obligations;

(b) any right to require any Secured Party to marshal assets in favor of any Co-Borrower, any other Grantor, such Guarantor, any other Guarantor or any other Person, to proceed against any Co-Borrower, any other Grantor, any other Guarantor or any other Person, to proceed against or exhaust any of the Collateral, to give notice of the terms, time and place of any public or private sale of personal property security constituting the Collateral or other collateral for the Secured Obligations or to comply with any other provisions of Section 9611 of the UCC (or any equivalent provision of any other applicable law) or to pursue any other right, remedy, power or privilege of any Secured Party whatsoever;

(c) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Secured Obligations;

(d) any defense arising by reason of any lack of corporate or other authority or any other defense of any Co-Borrower, any other Grantor, such Guarantor or any other Person;

(e) any defense based upon the Administrative Agent’s or any Secured Party’s errors or omissions in the administration of the Secured Obligations;

(f) any rights to set-offs and counterclaims;

(g) any defense based upon an election of remedies (including, if available, an election to proceed by nonjudicial foreclosure) which destroys or impairs the subrogation rights of such Guarantor or the right of such Guarantor to proceed against any Co-Borrower, any other Grantor or any other obligor of the Secured Obligations for reimbursement; and

(h) without limiting the generality of the foregoing, to the fullest extent permitted by law, any defenses or benefits that may be derived from or afforded by applicable law that limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Agreement, including any rights and defenses which are or may become available to any Guarantor by reason of California Civil Code Sections 2787 through 2855, 2899 and 3433.

Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Credit Agreement or any other Loan Document, any of the Secured Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any other Secured Party, (ii) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Co-Borrower, any other Grantor or any other Person against the Administrative Agent or any other Secured Party, (iii) any other circumstance whatsoever (with or without notice to or knowledge of any Co-Borrower, any other Grantor or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Co-Borrower, any other Grantor or any other Guarantor for the Secured Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance, (iv) any Insolvency Proceeding with respect to any Co-Borrower, any other Grantor, any Guarantor or any other Person, (v) any merger, acquisition, consolidation or change in structure of any Co- Borrower, any other Grantor, any Guarantor or any other Person, or any sale, lease, transfer or other disposition of any or all of the assets or Voting Stock of any Co-Borrower, any other Grantor, any Guarantor or any other Person, (vi) any assignment or other transfer, in whole or in part, of any Secured Party’s interests in and rights under this Agreement or any other Loan Document, including any Secured Party’s right to receive payment of the Secured Obligations, or any assignment or other transfer, in whole or in part, of any Secured Party’s interests in and to any of the Collateral, (vii) any Secured Party’s vote, claim, distribution, election, acceptance, action or inaction in any Insolvency Proceeding related to any of the Secured Obligations, and (viii) any other guaranty, whether by such Guarantor or any other Person, of all or any part of the Secured Obligations or any other indebtedness, obligations or liabilities of any Guarantor to any Secured Party.

When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Administrative Agent or any other Secured Party may, but shall be under no obligation to make a similar demand on or otherwise pursue such rights and remedies as it may have against any Co-Borrower, any other Grantor, any other Guarantor or any other Person or against any collateral security or guarantee for the Secured Obligations or any right of offset with respect thereto.

Any failure by the Administrative Agent or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from any Co-Borrower, any other Grantor, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of any Co-Borrower, any other Grantor, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.

Each Guarantor further unconditionally consents and agrees that, without notice to or further assent from any Guarantor: (a) the principal amount of the Secured Obligations may be increased or decreased and additional indebtedness or obligations of the Co-Borrowers or any other Persons under the Loan Documents may be incurred, by one or more amendments, modifications, renewals or extensions of any Loan Document or otherwise; (b) the time, manner, place or terms of any payment under any Loan Document may be extended or changed, including by an increase or decrease in the interest rate on any Secured Obligation or any fee or other amount payable under such Loan Document by an amendment, modification or renewal of any Loan Document or otherwise; (c) the time for the Co-Borrowers’ (or any other Loan Party’s) performance of or compliance with any term, covenant or agreement on its part to be performed or observed under any Loan Document may be extended, or such performance or compliance waived, or failure in or departure from such performance or compliance consented to, all in such manner and upon such terms as the Administrative Agent may deem proper; (d) in addition to the Collateral, the Secured Parties may take and hold other security (legal or equitable) of any kind, at any time, as collateral for the Secured Obligations, and may, from time to time, in whole or in part, exchange, sell, surrender, release, subordinate, modify, waive, rescind, compromise or extend such security and may permit or consent to any such action or the result of any such action, and may apply such security and direct the order or manner of sale thereof; (e) the Secured Parties may, in accordance with the terms of the Loan Documents discharge or release, in whole or in part, any other Guarantor or any other Loan Party or other Person liable for the payment and performance of all or any part of the Secured Obligations, and may permit or consent to any such action or any result of such action, and shall not be obligated to demand or enforce payment upon any of the Collateral, nor shall any Secured Party be liable to any Guarantor for any failure to collect or enforce payment or performance of the Secured Obligations from any Person or to realize upon the Collateral, and (f) the Secured Parties may request and accept other guaranties of the Secured Obligations and any other indebtedness, obligations or liabilities of the Co-Borrowers or any other Loan Party to any Secured Party and may, from time to time, in whole or in part, surrender, release, subordinate, modify, waive, rescind, compromise or extend any such guaranty and may permit or consent to any such action or the result of any such action; in each case (a) through (f), as the Secured Parties may deem advisable, and without impairing, abridging, releasing or affecting this Agreement.

2.6 Reserved.

2.7 Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Co-Borrower, any Grantor or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Co-Borrower, any Grantor or any such Guarantor or any substantial part of its respective property, or otherwise, all as though such payments had not been made.

2.8 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to the Administrative Agent without setoff or counterclaim in Dollars at the Funding Office.

SECTION 3. GRANT OF SECURITY INTEREST

3.1 Grant of Security Interests. Each Grantor hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest, and wherever located (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations:

(a) all accounts receivable owing to such Grantor for goods sold or leased by such Grantor or services rendered by such Grantor (“Accounts Receivable”); and

(b) all proceeds of Accounts Receivable, including (to the extent constituting or evidencing Accounts Receivable or the proceeds of Accounts Receivable), Instruments, Chattel Paper and Supporting Obligations.

3.2 Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Administrative Agent of any of the rights granted to the Administrative Agent hereunder shall not release any Grantor from any of its duties or obligations under any such contracts, agreements and other documents included in the Collateral, and (c) neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any such contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

3.3 Perfection and Priority.

(a) Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Administrative Agent (and its counsel and its agents) to file or record at any time and from time to time any financing statements and other filing or recording documents or instruments with respect to the Collateral and each Grantor shall execute and deliver to the Administrative Agent and each Grantor hereby authorizes the Administrative Agent (and its counsel and its agents) to file (with or without the signature of such Grantor) at any time and from time to time, all amendments to financing statements, continuation financing statements, termination statements, assignments, affidavits, reports notices and all other documents and instruments, in such form and in such offices as the Administrative Agent or the Required Lenders determine appropriate to perfect and continue perfected, maintain the priority of or provide notice of the Administrative Agent’s security interest in the Collateral under and to accomplish the purposes of this Agreement. Each Grantor hereby ratifies and authorizes the filing by the Administrative Agent (and its counsel and its agents) of any financing statement with respect to the Collateral made prior to the date hereof.

(b) Filing of Financing Statements. Each Grantor shall deliver to the Administrative Agent, from time to time, such completed UCC-1 financing statements for filing or recording in the appropriate filing offices as may be reasonably requested by the Administrative Agent.

(c) Control. Each Grantor acknowledges that the Administrative Agent has “control” (within the meaning of Section 9104 of the UCC) over the Designated Deposit Account. Each Grantor covenants and agrees that no Collateral (including any Proceeds of Collateral) will be deposited in any Deposit Account or Securities Account other than the Designated Deposit Account, unless, prior to such deposit, such Grantor has obtained the consent of the Administrative Agent and has caused the Administrative Agent to obtain “control” (within the meaning of Section 9104 of the UCC) over such Deposit Account or Securities Account to the satisfaction of the Administrative Agent, including pursuant to the delivery of Control Agreements in form and substance reasonably satisfactory to the Administrative Agent as it may reasonably request. Notwithstanding the foregoing, this Section 3.3(c) shall not restrict the Borrower’s ability to transfer funds out of the Designated Deposit Account to the extent such transfers are otherwise permitted by the terms of the Credit Agreement (including Section 6.3 thereof).

SECTION 4. REPRESENTATIONS AND WARRANTIES

In addition to the representations and warranties of the Co-Borrowers set forth in the Credit Agreement and relating to the other Loan Parties, which representations and warranties are incorporated herein by this reference, and to induce the Administrative Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective extensions of credit to the applicable Co-Borrowers thereunder, each Grantor hereby represents and warrants to the Administrative Agent and each other Secured Party that:

4.1 Title; No Other Liens. Such Grantor owns each item of the Collateral in which it grants a Lien hereunder free and clear of any and all Liens and other claims of others (except for the Liens permitted to exist on the Collateral pursuant to Section 7.3 of the Credit Agreement, if any). No financing statement or other public notice with respect to all or any part of such Collateral is on file or of record or will be filed in any public office, except such as have been filed as permitted by the Credit Agreement.

4.2 Perfected Liens. The security interests granted to the Administrative Agent pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of any filings and other documents referred to on said Schedule but subject to Section 5.3 of the Credit Agreement, have been delivered to the Administrative Agent in completed and duly (if applicable) executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations, enforceable in accordance with the terms hereof against any creditors of any Grantor and any Persons purporting to purchase any Collateral from any Grantor, and (b) are prior to all other Liens on the Collateral in existence on the date hereof, except for Liens permitted by the Credit Agreement which have priority over the Liens of the Administrative Agent on the Collateral (for the ratable benefit of the Secured Parties) by operation of law.

4.3 Jurisdiction of Organization; Chief Executive Office and Locations of Books. On the date hereof, such Grantor’s jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of such Grantor’s chief executive office or sole place of business, as the case may be, are specified on Schedule 4. All locations where Books pertaining to the Collateral are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Accounts Receivable for such Grantor, are set forth in Schedule 4.

4.4 Deposit and Securities Accounts. (i) Schedule 5 sets forth under the heading “Deposit and Securities Accounts” each Deposit Account and each Securities Account in which the Borrower or any of its consolidated Subsidiaries has an interest, (ii) the applicable Group Members that hold such Deposit Accounts and Securities Accounts are the sole account holders of such Deposit Accounts and Securities Accounts and (iii) no such Group Member has consented to, and no such Group Member is otherwise aware of, any Person (other than the Administrative Agent) having either sole dominion and control (within the meaning of common law) or “control” (within the meaning of Section 9104 of the UCC) over, or any other interest in, any such Deposit Account or Securities Account or any money or other property deposited therein.

4.5 Accounts Receivable. No amount payable to such Grantor under or in connection with any Account Receivable of such Grantor in an amount greater than $350,000 is evidenced by any Instrument (other than checks, drafts or other Instruments that will be promptly deposited in the Designated Deposit Account) or Chattel Paper which has not been delivered to the Administrative Agent. None of the account debtors or other obligors in respect of any such Account Receivable in excess of $350,000 in the aggregate is the government of the United States or any agency or instrumentality thereof.

4.6 Instruments. (i) Such Grantor has not previously assigned any interest in any Instruments evidencing any Collateral of such Grantor, and (ii) no Person other than such Grantor owns an interest in such Instruments (whether as joint holders, participants or otherwise).

SECTION 5. COVENANTS

In addition to the covenants of the Co-Borrowers set forth in the Credit Agreement, which by their terms the Co-Borrowers are required to cause any Grantor to observe (including any such covenants set forth in Section 2.20 of the Credit Agreement) and which are incorporated herein by this reference, each Grantor hereby covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the Discharge of Obligations:

5.1 Delivery of Instruments and Chattel Paper. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument (other than checks, drafts or other Instruments that will be promptly deposited in the Designated Deposit Account), or Chattel Paper evidencing an amount in excess of $350,000, such Instrument or Chattel Paper shall be promptly delivered to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, to be held as Collateral pursuant to this Agreement.

5.2 Maintenance of Insurance.

(a) Such Grantor shall (i) keep all material property useful and necessary in its respective business in good working order and condition, ordinary wear and tear excepted and (ii) maintain with financially sound and reputable insurance companies insurance on all of the property of such Grantor in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business.

(b) All such insurance shall (i) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until after receipt by the Administrative Agent of prior written notice thereof, (ii) name the Administrative Agent as an additional insured party, and (iii) be reasonably satisfactory in all other material respects to the Administrative Agent.

(c) Each Grantor shall deliver to the Administrative Agent a report of a reputable insurance broker with respect to such insurance substantially concurrently with each delivery of the Borrower’s audited annual financial statements pursuant to Section 6.1(a) of the Credit Agreement and such supplemental reports with respect thereto as the Administrative Agent may from time to time reasonably request.

If any Grantor fails to obtain insurance as required under this Section 5.2, to pay any amount or furnish any required proof of payment to third Persons, or if the Administrative Agent receives any notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder, the Administrative Agent shall be entitled to obtain or renew, as applicable, any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to Section 6.6 of the Credit Agreement or otherwise to obtain similar insurance in place of such policies, in each case at the expense of the Grantors.

5.3 Maintenance of Perfected Security Interest; Further Documentation.

(a) Such Grantor shall maintain the security interests of the Administrative Agent (for the ratable benefit of the Secured Parties) granted by such Grantor pursuant to the terms of this Agreement as perfected security interests having at least the priority described in Section 4.2 and shall defend such security interests against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Loan Documents to dispose of the Collateral.

(b) Such Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as the Administrative Agent may reasonably request, all in reasonable detail.

(c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, and (ii) taking the actions described under Section 3.3(c) to establish the Administrative Agent’s “control” (within the meaning of Section 9104 of the UCC) over any Deposit Account or Securities Account into which any Collateral is deposited, as provided therein.

5.4 Changes in Locations, Name, Etc. Such Grantor will not, except upon 15 days’ (or such shorter period as may be agreed to by the Administrative Agent) prior written notice to the Administrative Agent and delivery to the Administrative Agent of (a) all additional executed financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein, and (b) if applicable, a written supplement to Schedule 4 showing the relevant new jurisdiction of organization, location of chief executive office or sole place of business, as appropriate:

(i) change its jurisdiction of organization, identification number from the jurisdiction of organization (if any) or the location of its chief executive office or sole place of business, as appropriate, from that referred to in Section 4.3;

(ii) change its name; or

(iii) subject to Section 5.14, locate any Collateral in any state or other jurisdiction other than those in which such Grantor operates as of the Closing Date (or, with respect to any Grantor who accedes to this Agreement as a Grantor after the Closing Date, other than those jurisdictions in which such Grantor operates as of the date on which such Grantor so accedes to this Agreement as a Grantor).

5.5 Notices. Such Grantor will advise the Administrative Agent promptly, in reasonable detail, of:

(a) any Lien (other than Liens permitted under Section 7.3 of the Credit Agreement) placed (voluntarily or involuntarily) on any of the Collateral, if any; and

(b) the occurrence of any casualty event which has reduced the value of the Collateral in an amount equal to at least the Threshold Amount or which has had a material adverse effect on the security interests created hereby.

5.6 Deposit and Securities Accounts.

(a) Such Grantor shall comply with the requirement of Section 3.3(c) hereof prior to depositing any Collateral into any Deposit Account or Securities Account, other than the Designated Deposit Account.

(b) The Administrative Agent agrees that it will only communicate “entitlement orders” with respect to such Deposit Accounts and Securities Accounts subject to a third-party Control Agreement in favor of the Administrative Agent pursuant to Section 5.6(a), during the existence of a Liquidity Event or an Event of Default.

(c) Such Grantor shall give the Administrative Agent prompt notice of the establishment by such Grantor of any new Deposit Account or Securities Account.

5.7 Accounts Receivables. Other than in the ordinary course of business and other than as otherwise expressly permitted by Section 6.3(b) of the Credit Agreement, such Grantor will not (a) grant any extension of the time of payment of any Account Receivable of such Grantor, (b) compromise or settle any such Account Receivable for less than the full amount thereof, (c) release, wholly or partially, any Person liable for the payment of any such Account Receivable, (d) allow any credit or discount whatsoever on any such Account Receivable, or (e) amend, supplement or modify any such Account Receivable in any manner that could adversely affect the value thereof.

5.8 Defense of Collateral. Such Grantor will appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Administrative Agent’s right or interest in, any material portion of the Collateral of such Grantor.

5.9 Preservation of Collateral. Such Grantor will do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral of such Grantor.

5.10 Compliance with Laws, Etc. Such Grantor will comply in all material respects with all laws, regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral of such Grantor.

5.11 Location of Books and Chief Executive Office. Such Grantor will: (a) subject to clause (b) of this Section 5.11, keep all Books pertaining to the Collateral of such Grantor at the locations set forth in Schedule 4; and (b) give at least 15 days’ prior written notice to the Administrative Agent of any changes in any location where Books pertaining to the Collateral of such Grantor are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining any such Books or collecting Accounts Receivable for such Grantor.

5.12 Maintenance of Records. Such Grantor will keep separate, accurate and complete Books with respect to Collateral held by such Grantor, disclosing the Administrative Agent’s security interest hereunder.

5.13 Disposition of Collateral. Such Grantor will not surrender or lose possession of (other than to the Administrative Agent), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral held by such Grantor or any right or interest therein, except to the extent permitted by the Loan Documents.

5.14 Liens. Such Grantor will not create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except Liens permitted under Section 7.3 of the Credit Agreement.

5.15 Expenses. Such Grantor will pay all expenses of protecting, storing, warehousing, insuring, handling and shipping the Collateral held by such Grantor, to the extent the failure to pay any such expenses could reasonably be expected to materially and adversely affect the value of the Collateral.

5.16 Chattel Paper. Such Grantor will not create any Chattel Paper evidencing any Collateral without placing a legend on such Chattel Paper acceptable to the Administrative Agent indicating that the Administrative Agent has a security interest in such Chattel Paper. Such Grantor will give the Administrative Agent immediate notice if such Grantor at any time holds or acquires an interest in any Chattel Paper evidencing any Collateral in an amount greater than $350,000, including any Electronic Chattel Paper, and shall comply, in all respects, with the provisions of Section 5.1 hereof.

SECTION 6. REMEDIAL PROVISIONS

Each Grantor covenants and agrees with the Administrative Agent and the other Secured Parties that, from and after the date of this Agreement until the Discharge of Obligations:

6.1 Certain Matters Relating to Accounts Receivable.

(a) The Administrative Agent hereby authorizes each Grantor to collect such Grantor’s Accounts Receivable solely in the Designated Deposit Account pursuant to Section 6.3 of the Credit Agreement, and the Administrative Agent may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts Receivable (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the form received, duly indorsed by such Grantor to the Administrative Agent if required, in a deposit account designated by the Administrative Agent and in the name of the Administrative Agent, subject to withdrawal by the Administrative Agent for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held in the Designated Deposit Account for the Administrative Agent and the other Secured Parties or (if not yet deposited in the Designated Deposit Account), shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor. At the Administrative Agent’s request after the occurrence and during the continuance of an Event of Default, each such deposit of Proceeds of Accounts Receivable shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b) At the Administrative Agent’s request, during the existence of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts Receivable, including, without limitation, all original orders, invoices and shipping receipts.

6.2 Communications with Obligors; Grantors Remain Liable.

(a) The Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Accounts Receivable to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts Receivable.

(b) Upon the request of the Administrative Agent, at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Accounts Receivable that the Accounts Receivable have been assigned to the Administrative Agent for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Administrative Agent.

(c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts Receivable to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any Account Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Administrative Agent or any Lender of any payment relating thereto, nor shall the Administrative Agent nor any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

6.3 Application of Deposit Account and Securities Account Funds.

(a) In addition to the rights granted to the Administrative Agent under the Credit Agreement, if an Event of Default shall have occurred and be continuing, the Administrative Agent shall have the right to apply the balance from the Non-Formula Based Revolving Loan Proceeds Account, the Designated Deposit Account or any other Deposit Account or Securities Account pledged to the Administrative Agent pursuant to Section 5.6 to pay the balance of the Non-Formula Based Revolving Loan Proceeds Account, the Designated Deposit Account or such other Deposit Account or Securities Account pledged to the Administrative Agent pursuant to Section 5.6 to or for the benefit of the Administrative Agent, to be applied to the Secured Obligations in accordance with the terms of the Loan Documents.

(b) If a Liquidity Event shall have occurred and be continuing, the Administrative Agent shall have the right to apply the balance from the Non-Formula Based Revolving Loan Proceeds Account and the Designated Deposit Account to the Secured Obligations in accordance with the terms of the Loan Documents.

6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of the Administrative Agent and the other Secured Parties specified in Section 6.1 with respect to payments of Accounts Receivable, if an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks, Cash Equivalents and other near-cash items shall be held by such Grantor in trust for the Administrative Agent and the other Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Administrative Agent, if required). All Proceeds received by the Administrative Agent hereunder shall be held by the

Administrative Agent in the Designated Deposit Account or another Collateral Account over which it maintains “control” (within the meaning of Section 9104 of the UCC). All Proceeds while held by the Administrative Agent in the Designated Deposit Account or other Collateral Account (or by such Grantor in trust for the Administrative Agent and the other Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.

6.5 Application of Proceeds. If an Event of Default shall have occurred and be continuing, at any time at the Administrative Agent’s election, the Administrative Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in the Designated Deposit Account or any other Collateral Account, in payment of the Secured Obligations in accordance with Section 8.3 of the Credit Agreement.

6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent or any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent’s request made during the existence of an Event of Default, to assemble the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, in accordance with the provisions of Section 6.5, only after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as is contemplated by Section 8.3 of the Credit Agreement, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, including Section 9615(a)(3) of the UCC, but only to the extent of the surplus, if any, owing to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by any of them of any rights hereunder, except to the extent caused by the gross negligence or willful misconduct of the Administrative Agent or such Secured Party or their respective agents. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

6.7 Intellectual Property License. Solely for the purpose of enabling the Administrative Agent to exercise rights and remedies under this Section 6 and at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, an irrevocable, non-exclusive, worldwide license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by the Grantors (subject, in the case of any Trademark License, Copyright License or Patent License, to the terms of any applicable license agreement).

6.8 Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent or any other Secured Party to collect such deficiency, in each case until the Discharge of Obligations.

SECTION 7. THE ADMINISTRATIVE AGENT

Each Grantor covenants and agrees with the Administrative Agent and the other Secured Parties that:

7.1 Administrative Agent’s Appointment as Attorney-in-Fact, etc.

(a) Each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Accounts Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any and all such moneys due under any Accounts Receivable or with respect to any other Collateral whenever payable;

(ii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

(iii) execute, in connection with any sale provided for in Section 6.6 or 6.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(iv)(A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate; (G) reserved; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, the Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any category of past due ABR Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

7.2 Duty of Administrative Agent. The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9207 of the UCC or otherwise, shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Administrative Agent and the other Secured Parties hereunder are solely to protect the Administrative Agent’s and the other Secured Parties’ interests in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

7.3 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

SECTION 8. MISCELLANEOUS

8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Credit Agreement.

8.2 Notices. All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 10.2 of the Credit Agreement; provided that any such notice, request or demand to or upon any Grantor (other than any Co-Borrower) shall be addressed to such Grantor at its notice address set forth on Schedule 1 (as the same may be updated from time to time in accordance with the terms hereof).

8.3 No Waiver by Course of Conduct; Cumulative Remedies. Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 8.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default, as applicable. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

8.4 Enforcement Expenses; Indemnification.

(a) Costs and Expenses. The Grantors shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), and shall pay all fees and time charges and disbursements for attorneys who may be employees of the Administrative Agent, in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Security Documents, or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated by the Credit Agreement shall be consummated), and (ii) all out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Security Documents, including its rights under this Section.

(b) Indemnification by the Grantors. The Grantors shall indemnify each Indemnitee against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by such Grantor arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Security Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or (ii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by such Grantor or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by such Grantor or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if such Grantor or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Grantor shall assert, and each Grantor hereby waives, any claim such Grantor may at any time have against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or the transactions contemplated hereby or thereby. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement, any other Loan Document or the transactions contemplated hereby or thereby.

(d) Taxes. The Grantors agree to pay, and to save the Administrative Agent and each other Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes (including any withholding taxes) which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

(e) Collecting under Guarantees. To the extent not included in the foregoing and for the avoidance of doubt, each Guarantor agrees to pay or reimburse the Administrative Agent and each other Secured Party for all their respective documented out-of-pocket costs and expenses incurred in collecting against such Guarantor under the guaranty contained in Section 2 of this Agreement or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents to which such Guarantor is a party, including the documented out-of-pocket fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to the Administrative Agent and of counsel to each other Secured Party.

(f) Payments. All amounts due under this Section 8.4 shall be payable promptly after demand therefor.

(g) Survival. The agreements in this Section 8.4 shall survive the Discharge of Obligations.

8.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each party hereto and shall inure to the benefit of each party hereto (including the Administrative Agent on behalf of the Secured Parties) and their respective successors and assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

8.6 Set Off. Each Grantor hereby irrevocably authorizes the Administrative Agent and each other Secured Party and any Affiliate thereof at any time and from time to time after the occurrence and during the continuance of an Event of Default, without notice to such Grantor or any other Grantor, any such notice being expressly waived by each Grantor, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Secured Party or such Affiliate to or for the credit or the account of such Grantor, or any part thereof in such amounts as the Administrative Agent or such Secured Party may elect, against and on account of the Secured Obligations and liabilities of such Grantor to the Administrative Agent or such Secured Party hereunder and under the other Loan Documents and claims of every nature and description of the Administrative Agent or such Secured Party against such Grantor, in any currency, whether arising hereunder, under the Credit Agreement, any other Loan Document or otherwise, as the Administrative Agent or such Secured Party may elect, whether or not the Administrative Agent or any other Secured Party has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The rights of the Administrative Agent and each other Secured Party under this Section 8.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off (including pursuant to Sections 2.4 and 10.7 of the Credit Agreement)) which the Administrative Agent or such other Secured Party may have.

8.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile and/or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

8.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

8.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of the Grantors, the Administrative Agent and the other Secured Parties with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any other Secured Party relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

8.11 GOVERNING LAW; Submission to Jurisdiction; Jury Trial Waiver. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF). THE PROVISIONS OF SECTION 10.14 OF THE CREDIT AGREEMENT REGARDING SUBMISSION TO JURISDICTION AND JURY TRIAL WAIVER SHALL BE APPLICABLE TO THIS AGREEMENT AND ARE HEREBY INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AS IF SUCH PROVISIONS WERE FULLY SET FORTH HEREIN.

8.12 Acknowledgements. Each Grantor hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) neither the Administrative Agent nor any other Secured Party has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and the Administrative Agent and the other Secured Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among any of the Secured Parties or among the Grantors and any of the Secured Parties.

8.13 Additional Grantors. Each Material Domestic Subsidiary of a Grantor that is required to become a party to this Agreement pursuant to Section 6.12 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of an Assumption Agreement in substantially the form of Annex 1 hereto, and each Grantor shall cause such Subsidiary to so execute and deliver such Assumption Agreement in accordance with the provisions of this Agreement and the other Loan Documents.

8.14 Releases.

(a) Upon the Discharge of Obligations, but subject to Section 10.16(b) of the Credit Agreement, the Collateral shall be released from the Liens in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) created hereby, this Agreement shall terminate with respect to the Administrative Agent and the other Secured Parties, and all obligations (other than those expressly stated to survive such termination) of each Grantor to the Administrative Agent or any other Secured Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party. At the sole expense of any Grantor following any such termination, the Administrative Agent shall deliver such documents as such Grantor shall reasonably request to evidence such termination.

(b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by Section 7 of the Credit Agreement, then the Administrative Agent, at the request and sole expense of such Grantor, shall promptly execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral, as applicable. At the request and sole expense of the Co-Borrowers, a Grantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Grantor shall be sold, transferred or otherwise disposed of to a Person other than another Grantor in a transaction permitted by Section 7 of the Credit Agreement; provided that the Borrower shall have delivered to the Administrative Agent, at least 30 days, or such shorter period as the Administrative Agent may agree, prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Borrower stating that such transaction is in compliance with terms and provisions of the Credit Agreement and the other Loan Documents.

(remainder of page intentionally left blank; signature pages follow)

IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.

GRANTORS: VIOLIN MEMORY, INC.

By:	/s/ Cory Sindelar

Name:	Cory Sindelar

Title:	Chief Financial Officer

Signature Page 1 to Guarantee and Collateral Agreement

ADMINISTRATIVE AGENT: SILICON VALLEY BANK

By:	/s/ Matthew Wright

Name:	Matthew Wright

Title:	Director

Signature Page 2 to Guarantee and Collateral Agreement

SCHEDULE 1

NOTICE ADDRESSES OF GUARANTORS

Guarantor	Notice Address
Violin Memory, Inc.	4555 Great America Parkway, Suite #150 Santa Clara, CA 95054

Schedule 1

SCHEDULE 3

FILINGS AND OTHER ACTIONS

REQUIRED TO PERFECT SECURITY INTERESTS

1. UCC-1 financing statement naming each Co-Borrower as “debtor” and the Administrative Agent as “secured party” (for the ratable benefit of the Secured Parties) thereunder, to be filed with the filing office of the Secretary of State of the State of Delaware.

Schedule 3

SCHEDULE 4

LOCATION OF JURISDICTION OF ORGANIZATION,

CHIEF EXECUTIVE OFFICE AND LOCATION OF BOOKS

Grantor	Jurisdiction of Organization	Organizational Identification Number	Location of Chief Executive Office	Location of Books

Violin Memory, Inc.	Delaware	20-3940944	4555 Great America Parkway, Suite #150, Santa Clara, CA 95054	4555 Great America Parkway, Suite #150, Santa Clara, CA 95054

Schedule 5

SCHEDULE 5

DEPOSIT AND SECURITIES ACCOUNTS

Designated Deposit Account maintained with the Administrative Agent.

Borrower Deposit Accounts nos. 1894-67810-9, 1894-67811-7, 1894-67815-8 and 1894-67819-0, each maintained with Comerica Bank.

Borrower Securities Account no. 814-012213 maintained with Morgan Stanley Smith Barney LLC.

Borrower Deposit Account no. 50410145988978 maintained with National Westminster Bank (United Kingdom)

Schedule 5

ANNEX 1 TO

GUARANTEE AND COLLATERAL AGREEMENT

FORM OF

ASSUMPTION AGREEMENT

This ASSUMPTION AGREEMENT, dated as of [                        ], is executed and delivered by [                                        ] (the “Additional Grantor”), in favor of SILICON VALLEY BANK, as administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions or entities (the “Lenders”) from time to time parties to that certain Credit Agreement, dated as of October 24, 2014 (as amended, amended and restated, supplemented, restructured or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers, if any, party thereto, the Lenders party thereto and the Administrative Agent. All capitalized terms not defined herein shall have the respective meanings ascribed to such terms in such Credit Agreement.

W  I  T  N  E  S  S   E  T  H:

WHEREAS, in connection with the Credit Agreement, the Borrower and certain Subsidiary Borrowers (other than the Additional Grantor) have entered into that certain Guarantee and Collateral Agreement, dated as of October 24, 2014, in favor of the Administrative Agent for the benefit of the Secured Parties defined therein (the “Guarantee and Collateral Agreement”);

WHEREAS, the Borrower is required, pursuant to Section 6.12 of the Credit Agreement to cause the Additional Grantor to become a party to the Guarantee and Collateral Agreement as a “Grantor” thereunder in order to grant in favor of the Administrative Agent (for the ratable benefit of the Lenders) the Liens and security interests therein specified and otherwise to undertake the obligations of a “Grantor” contemplated therein; and

WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to and a “Grantor” under the Guarantee and Collateral Agreement.

NOW, THEREFORE, IT IS AGREED:

1. Guarantee and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.13 of the Guarantee and Collateral Agreement, (a) hereby becomes a party to the Guarantee and Collateral Agreement as a “Grantor” thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder, and (b) hereby grants to the Administrative Agent, for the benefit of the Secured Parties, as security for the Secured Obligations, a security interest in all of the Additional Grantor’s right, title and interest in any and to all Collateral of the Additional Grantor, in each case whether now owned or hereafter acquired or in which the Additional Grantor now has or hereafter acquires an interest and wherever the same may be located, but subject in all respects to the terms, conditions and exclusions set forth in the Guarantee and Collateral Agreement. The information set forth in Schedule 1 hereto is hereby added to the information set forth in the Schedules to the Guarantee and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guarantee and Collateral Agreement (x) that is qualified by materiality is true and correct, and (y) that is not qualified by materiality, is true and correct in all material respects, in each case, on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty was true and correct in all material respects as of such earlier date).

Annex 1

2. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF). THE PROVISIONS OF SECTION 10.14 OF THE CREDIT AGREEMENT REGARDING SUBMISSION TO JURISDICTION AND JURY TRIAL WAIVER SHALL BE APPLICABLE TO THIS AGREEMENT AND ARE HEREBY INCORPORATED HEREIN, MUTATIS MUTANDIS, AS IF SET FORTH HEREIN IN FULL.

3. Loan Document. This Assumption Agreement shall constitute a Loan Document under the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex 1

Schedule to

Assumption Agreement

Supplement to Schedule 1

Supplement to Schedule 3

Supplement to Schedule 4

Supplement to Schedule 5

Annex 1

EXECUTION VERSION

EXHIBIT A

FORM OF GUARANTEE AND COLLATERAL AGREEMENT

(Please see attached form)

Exhibit A

EXHIBIT B

FORM OF COMPLIANCE CERTIFICATE

VIOLIN MEMORY, INC.

Date:                     , 20

This Compliance Certificate is delivered pursuant to Section 6.2(b)(ii) of that certain Credit Agreement, dated as of October 24, 2014, among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

1. The undersigned, a duly authorized and acting Responsible Officer of the Borrower, hereby certifies to the Administrative Agent, in his/her capacity as an officer of the Borrower, and not in any personal capacity, as follows:

2. I have reviewed and am familiar with the contents of this Compliance Certificate.

3. I have reviewed the terms of the Credit Agreement and the other Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the accounting period covered by the financial statements attached hereto as Attachment 1 (the “Financial Statements”). Except as set forth on Attachment 2, such review did not disclose the existence during or at the end of the accounting period covered by the Financial Statements, and I have no knowledge of the existence as of the date of this Compliance Certificate, of any condition or event which constitutes a Liquidity Event, a Default or an Event of Default.

4. Attached hereto as Attachment 3 are the computations showing compliance with the covenants set forth in Section 7.1 of the Credit Agreement, as well as a calculation of Liquidity as of the date hereof.

5. Attached hereto as Attachment 4 is detailed account balance information relating to all Deposit Accounts and Securities Accounts of the Borrower and its consolidated Subsidiaries that are not maintained with the Administrative Agent or one of its Affiliates.

6. [To the extent not previously disclosed to the Administrative Agent, a description of any change in the jurisdiction of organization of any Loan Party is attached hereto as Attachment [5].]

[Remainder of page intentionally left blank; signature page follows]

Exhibit B

IN WITNESS WHEREOF, I have executed this Compliance Certificate as of the date first written above.

VIOLIN MEMORY, INC.

By:

Name:

Title:

Exhibit B

Attachment 1

to Compliance Certificate

[Attach Financial Statements]

Exhibit B

Attachment 2

to Compliance Certificate

Except as set forth below, no Liquidity Event, Default or Event of Default has occurred. [If a Liquidity Event, a Default or an Event of Default has occurred, the following describes the nature of the Liquidity Event, the Default or the Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Borrower to be taken on account thereof.]

Exhibit B

Attachment 3

to Compliance Certificate

Preliminary Note to Compliance Certificate Calculations

The information described in Parts I and II of this Attachment 3 is as of [            ], [            ] (the “Statement Date”), and pertains to the Subject Period defined below, as applicable. The information described in Part III of this Attachment 3 is as of the date of the Compliance Certificate to which this Attachment 3 is attached.

I.	Section 7.1(a)—Minimum Consolidated Quick Ratio

	A.	Consolidated Quick Assets for the Statement Date

		1.	All unrestricted cash and Cash Equivalents (other than to the extent constituting proceeds of any Non-Formula-Based Revolving Loan) that are maintained in Deposit Accounts or Securities Accounts, in any such case, with SVB or one of its Affiliates as of such date:	$

		2.	All net accounts receivable that would appear on a consolidated balance sheet of the Borrower prepared as of the Statement Date in accordance with GAAP:	$

		3.	Consolidated Quick Assets for the Statement Date (Lines I.A.1+I.A.2):	$

	B.	Consolidated Current Liabilities as of the Statement Date:		$

	C.	Aggregate amount of Deferred Revenue of the Borrower and its consolidated Subsidiaries as of the Statement Date (to the extent included in Consolidated Current Liabilities as of the Statement Date):		$

	D.	Aggregate principal amount of all Formula-Based Revolving Loans outstanding as of the Statement Date:		$

	E.	Sum of Lines I.B minus I.C plus I.D:		$

	C.	Consolidated Quick Ratio for the Statement Date (Ratio of Line I.A.3 to I.E):			to 1.00

		Minimum required:			1.60 to 1.00

Covenant compliance? Yes ☐ No ☐

		Does the amount on Line I.A.3 equal or exceed $30,000,000?			Yes ☐ No ☐

Exhibit B

II.	Section 7.1(b)—Minimum Performance to Plan

	A.	Aggregate amount of revenues forecasted in the Revenue Plan as being generated by the Borrower and its consolidated Subsidiaries during the fiscal quarter of the Borrower ended on the Statement Date:	$

	B.	Aggregate amount of revenues actually generated by the Borrower and its consolidated Subsidiaries during the fiscal quarter of the Borrower ended on the Statement Date:	$

	C.	Amount equal to 80% of the amount specified in Line II.A:	$

	D.	Is amount specified in Line II.B equal to or greater than the amount specified in Line II.C:		Yes ☐ No ☐

Covenant compliance: Yes ☐ No ☐

Exhibit B

III.	Minimum Liquidity

	A.	Aggregate amount of all unrestricted cash and Cash Equivalents (i) that would appear on a consolidated balance sheet of the Borrower prepared as of the Statement Date in accordance with GAAP and (ii) that are held as of the Statement Date in any Deposit Accounts or Securities Accounts that are maintained with the Administrative Agent or any of its Affiliates or that are maintained as of the Statement Date in other Deposit Accounts or Securities Accounts with respect to which the Administrative Agent shall have received (A) a monthly statement attached to each Compliance Certificate, and (B) upon the Administrative Agent’s request pursuant to Section 6.16 of the Credit Agreement, current balance information:	$

	B.	Aggregate amount of short-term securities purchased in accordance with the Board-Approved Cash Investment Policy that are held as of the Statement Date in any Securities Account that are maintained with the Administrative Agent or any of its Affiliates or that are maintained as of the Statement Date in Securities Accounts with respect to which the Administrative Agent shall have received (A) a monthly statement attached to each Compliance Certificate and (B) upon the Administrative Agent’s request pursuant to Section 6.16 of the Credit Agreement, current balance information for each such Securities Account:	$

	C.	Aggregate principal balance of all Revolving Loans outstanding as of the Statement Date:	$

	D.	Liquidity as of the Statement Date: (Line III.A plus Line III.B minus Line III.C):	$

		Minimum amount required to avoid a Liquidity Event:		$50,000,000

Liquidity Event? Yes ☐ No ☐

Exhibit B

Attachment 4

to Compliance Certificate

Detailed account balance information with respect to all Deposit Accounts and Securities Accounts of the Borrower and its consolidated Subsidiaries that are not maintained with the Administrative agent or one of its Affiliates:

Exhibit B

Attachment 5

to Compliance Certificate

A description of any change in the jurisdiction of organization of any Loan Party appears below:

Exhibit B

EXHIBIT C

FORM OF SECRETARY’S CERTIFICATE

[NAME OF APPLICABLE LOAN PARTY]

This Certificate is delivered pursuant to Section 5.1[(e)][6.12(b)] of that certain Credit Agreement, dated as of October 24, 2014, among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The undersigned Secretary of [the Borrower][insert the name of the certifying Loan Party, a [            ] [corporation][limited liability company], the “Certifying Loan Party”)], solely in [her][his] capacity as the Secretary of [the Certifying Loan Party][the Borrower], and not in [her][his] individual capacity, hereby certifies to the Administrative Agent as follows:

1. The representations and warranties made by [the Borrower][the Certifying Loan Party] in or pursuant to each of the Loan Documents to which it is a party or which are contained in any certificate furnished by or on behalf of [the Borrower][the Certifying Loan Party] pursuant to any of the Loan Documents to which it is a party are, (i) to the extent qualified by materiality, true and correct, and (ii) to the extent not qualified by materiality, true and correct in all material respects, in each case, on and as of the date hereof with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

2. I am the duly elected and qualified Secretary of [the Borrower][the Certifying Loan Party].

3. No Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect to the Loans to be made on the date hereof and the use of proceeds thereof.

4. [The conditions precedent set forth in Section 5.1, of the Credit Agreement were satisfied or waived, as applicable, as of the Closing Date.]

5. There are no liquidation or dissolution proceedings pending or, to my knowledge, threatened against [the Borrower][the Certifying Loan Party], nor has any other event occurred which could be reasonably likely to materially adversely affect or threaten the continued [corporate][company] existence of [the Borrower][the Certifying Loan Party].

6. [The Borrower][The Certifying Loan Party] is a [corporation][limited liability company] duly [incorporated][organized], validly existing and in good standing under the laws of the jurisdiction of its organization.

7. Attached hereto as Annex 1 is a true and complete copy of the resolutions duly adopted by the Board of [Directors][Managers] of [the Borrower][the Certifying Loan Party] authorizing the execution, delivery and performance of the Loan Documents to which [the Borrower][the Certifying Loan Party] is a party and all other agreements, documents and instruments to be executed, delivered and performed in connection therewith. Such resolutions

Exhibit C

have not in any way been amended, modified, revoked or rescinded, and have been in full force and effect since their adoption up to and including the date hereof and are now in full force and effect.

8. Attached hereto as Annex 2 is a true and complete copy of the [By-Laws][Operating Agreement] of [the Borrower][the Certifying Loan Party] as in effect on the date hereof.

9. Attached hereto as Annex 3 is a true and complete copy of the Certificate of [Incorporation][Formation] of [the Borrower][the Certifying Loan Party] as in effect on the date hereof, along with a long-form good-standing certificate for [the Borrower][the Certifying Loan Party] from the jurisdiction of its organization.

10. Attached hereto as Annex 4 is a true and correct list of the Persons that are now duly elected and qualified officers of [the Borrower][the Certifying Loan Party] holding the offices indicated next to their respective names, and the signatures appearing opposite their respective names are the true and genuine signatures of such officers, and each of such officers, acting alone, is duly authorized to execute and deliver on behalf of [the Borrower][the Certifying Loan Party] each of the Loan Documents to which it is a party and any certificate or other document to be delivered by [the Borrower][the Certifying Loan Party] pursuant to the Loan Documents to which it is a party:

[Signature page follows]

Exhibit C

IN WITNESS WHEREOF, I have hereunto set my hand as of the date set forth below.

Name:
Title:	Secretary

I, [                ], in my capacity as the [                ] of [the Borrower][the Certifying Loan Party], do hereby certify in the name and on behalf of [the Borrower][the Certifying Loan Party] that [                ] is the duly elected and qualified Secretary of [the Borrower][the Certifying Loan Party] and that the signature appearing above is [her][his] genuine signature.

Date: [ ]
Name:
Title:

Exhibit C

ANNEX 1

RESOLUTIONS

Exhibit C

ANNEX 2

[BY-LAWS][OPERATING AGREEMENT]

Exhibit C

ANNEX 3

[CERTIFICATE OF INCORPORATION][CERTIFICATE OF FORMATION]

AND

GOOD-STANDING CERTIFICATE

Exhibit C

ANNEX 4

INCUMBENCY

[insert name of applicable Loan Party]

Name	Office	Signature

[ ]	[ ]
[ ]	[ ]
[ ]	[ ]
[ ]	[ ]

Exhibit C

EXHIBIT D

FORM OF SOLVENCY CERTIFICATE

VIOLIN MEMORY, INC.

Date:                     , 20

To the Administrative Agent,

and each of the Lenders party

to the Credit Agreement referred to below:

This SOLVENCY CERTIFICATE (this “Certificate”) is delivered pursuant to Section 5.1(p) of that certain Credit Agreement, dated as of October 24, 2014, among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. The undersigned Chief Financial Officer of the Borrower, in such capacity only and not in his individual capacity, does hereby certify to the Administrative Agent and each of the Lenders, on behalf of each Loan Party as of the date hereof, that:

1.	For purposes of this Certificate, the terms below shall have the following definitions:

(a)	“Fair Value”

The amount at which the assets (both tangible and intangible), in their entirety, of the Borrower would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

(b)	“Present Fair Salable Value”

The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of the Borrower are sold with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises.

(c)	“Stated Liabilities”

The recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of the Borrower as of the date hereof after giving effect to the Loans made by the Lenders on the Closing Date and the consummation of the Transactions, determined in accordance with GAAP consistently applied.

Exhibit D

(d)	“Identified Contingent Liabilities”

The maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent or unliquidated liabilities of the Borrower after giving effect to the Loans made by the Lenders on the Closing Date and the consummation of the Transactions (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities), as identified and explained in terms of their nature and estimated magnitude by responsible officers of the Borrower.

(e)	“will be able to pay its or their Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable”

For the period from the date hereof through the Revolving Termination Date (and after giving effect to the Loans made by the Lenders on the Closing Date and the consummation of the Transactions), the Borrower will have sufficient assets and cash flow to pay its Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or otherwise become due and payable.

(f)	“does not have Unreasonably Small Capital”

For the period from the date hereof through the Revolving Termination Date, the Borrower, after giving effect to the Loans made by the Lenders on the Closing Date and the consummation of the Transactions and all Indebtedness (including Indebtedness incurred under the Credit Agreement) being incurred or assumed and Liens created by the Borrower in connection therewith, is a going concern and has sufficient capital to conduct any business in which it is or is about to become engaged and to remain a going concern.

2. For purposes of this Certificate, the undersigned has, or officers of the Borrower under the direction and supervision of the undersigned have, performed the following procedures as of and for the periods set forth below.

(a)	Reviewed the financial statements referred to in Section 5.1(c) of the Credit Agreement.

(b)	Made inquiries of certain officials of the Borrower who have responsibility for financial and accounting matters regarding the existence and amount of Identified Contingent Liabilities associated with the business of the Borrower.

(c)	Reviewed, to the satisfaction of the undersigned, the Loan Documents and the respective Schedules and Exhibits thereto.

(d)	With respect to Identified Contingent Liabilities:

1.	inquired of certain officials of the Borrower who have responsibility for legal, financial and accounting matters as to the existence and estimated liability with respect to all contingent liabilities associated with the business of the Borrower; and

Exhibit D

2.	confirmed with officers of the Borrower that, to the best of such officers’ knowledge, (i) all appropriate items were included in Stated Liabilities or Identified Contingent Liabilities and (ii) the amounts relating thereto were the maximum estimated amount of liabilities reasonably likely to result therefrom as of the date hereof.

(e)	Made inquiries of certain officers of the Borrower who have responsibility for financial reporting and accounting matters regarding whether they were aware of any events or conditions that, as of the date hereof, would cause the Borrower, after giving effect to the Loans made by the Lenders on the Closing Date and the consummation of the Transactions, to (i) have assets with a Fair Value that is less than the sum of its Stated Liabilities and Identified Contingent Liabilities; (ii) have assets with a Present Fair Salable Value that is less than the amount that will be required to pay its Stated Liabilities and Identified Contingent Liabilities as they become absolute and matured; (iii) have Unreasonably Small Capital; or (iv) not be able to pay its or their respective Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

(f)	Prepared the projections relating to the Borrower, which have been previously delivered to the Administrative Agent and the Lenders, based on good faith estimates and assumptions, and have re-examined such projections on the date hereof and considered the effect thereon of any changes since the date of the preparation thereof on the results projected therein. After such review, the undersigned hereby certifies that in his opinion such projections are reasonable and attainable (it being recognized by the Lenders that such projections of future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results contained therein) and such projections support the conclusions contained in paragraph 3 below.

3. Based on and subject to the foregoing, the undersigned Chief Financial Officer of the Borrower hereby certifies on behalf of the Borrower that, on and as of the date hereof and after giving effect to the Loans made by the Lenders on the Closing Date and the consummation of the Transactions, the initial borrowings on the Closing Date and the application of the proceeds thereof, it is my opinion that (i) the Fair Value of the assets of the Borrower exceed the aggregate amount of the Borrower’s Stated Liabilities and Identified Contingent Liabilities; (ii) the Present Fair Salable Value of the assets of the Borrower will be greater than the amount that will be required to pay the Borrower’s Stated Liabilities and Identified Contingent Liabilities as they become absolute and matured; (iii) the Borrower does not have Unreasonably Small Capital; and (iv) the Borrower intends to and believes that it will be able to pay its Stated Liabilities and Identified Contingent Liabilities as they mature or otherwise become payable.

4. The Borrower does not intend, in receiving the Loans to be made on the Closing Date and consummating the Transactions and the other transactions contemplated by the Loan Documents, to delay, hinder, or defraud either present or future creditors.

(Signature page follows)

Exhibit D

I represent the foregoing information to be, to the best of my knowledge and belief, true and correct and execute this Certificate as of the date first written above.

By:
Name:	Cory Sindelar

as Chief Financial Officer of: Violin Memory, Inc., a Delaware corporation

Exhibit D

EXHIBIT E

FORM OF ASSIGNMENT AND ASSUMPTION

VIOLIN MEMORY, INC.

This Assignment and Assumption Agreement (the “Assignment Agreement”) is dated as of the Assignment Effective Date set forth below and is entered into by and between the Assignor identified in item 1 below (the “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment Agreement as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Assignment Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including without limitation any guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment Agreement, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:

[for Assignee, if applicable, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Co-Borrowers:	VIOLIN MEMORY, INC., a Delaware corporation, and certain of its Subsidiaries as “Subsidiary Borrowers” (as more fully described in the Credit Agreement)

4.	Administrative Agent:	SILICON VALLEY BANK

5.	Credit Agreement:	Credit Agreement, dated as of October 24, 2014, among Violin Memory, Inc., a Delaware corporation, as the Borrower, certain of its Subsidiaries, as Subsidiary Borrowers, the Lenders party thereto, and SILICON VALLEY BANK, as Administrative Agent

Exhibit E

6.	Assigned Interest[s]:

Assignor	Assignee	Facility Assigned[1]	Aggregate Amount of Commitment / Loans for all Lenders[2]	Amount of Commitment / Loans Assigned[3]	Percentage Assigned of Commitment / Loans[4]	CUSIP Number

			$	$	%

			$	$	%

			$	$	%

[7.	Trade Date:	][5]

Assignment Effective Date:                              , 20         [TO BE INSERTED BY THE ADMINISTRATIVE AGENT AND WHICH SHALL BE THE ASSIGNMENT EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

[Signature pages follow]

[1]	Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment Agreement (e.g. “Formula-Based Revolving Facility”, “Non-Formula-Based Revolving Facility”, etc.)
[2]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Assignment Effective Date.
[3]	Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Assignment Effective Date.
[4]	Set forth, to at least 9 decimals, as a percentage of the applicable Commitment/Loans of all Lenders thereunder.
[5]	To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

Exhibit E

The terms set forth in this Assignment Agreement are hereby agreed to:

ASSIGNOR[1] [NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE[2] [NAME OF ASSIGNEE]

By:
Name:
Title:

[1]	Add additional signature blocks as needed.
[2]	Add additional signature blocks as needed.

Exhibit E

Consented to and Accepted:

SILICON VALLEY BANK, as Administrative Agent

By
Name:
Title:

By
Name:
Title:

[Consented to:][3] [NAME OF RELEVANT PARTY]

By
Name:
Title:

[NAME OF RELEVANT PARTY]

By
Name:
Title:

[3]	To be added only if the consent of the Borrower is required by the terms of the Credit Agreement.

Exhibit E

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Loan Party, any of their respective Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Loan Party, any of their respective Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document or any other instrument or document furnished pursuant hereto or thereto.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Assignee under Section 10.6(b) of the Credit Agreement (subject to such consents, if any, as may be required under Section 10.6(b)(iii) of the Credit Agreement), (iii) from and after the Assignment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment Agreement and to purchase the Assigned Interest, and (vii) if it is a Non-U.S. Lender, attached to the Assignment Agreement is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on any of the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Assignment Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Assignment Effective Date and to the Assignee for amounts which have accrued from and after the Assignment Effective Date.

Exhibit E

3. General Provisions. This Assignment Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment Agreement by telecopy (or other electronic method of transmission) shall be effective as delivery of a manually executed counterpart of this Assignment Agreement. This Assignment Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

Exhibit E

EXHIBIT F-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships for U.S. Federal Income Tax Purposes)

[Date]

Reference is made to that certain Credit Agreement, dated as of October 24, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto and Silicon Valley Bank, as Administrative Agent for such Lenders (in such capacity; the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Co-Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to any Co-Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered by its proper and duly authorized signatory as of the day and year first written above.

[Name of Lender]

By
Name:
Titile:

Exhibit F-1

EXHIBIT F-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships for U.S. Federal Income Tax Purposes)

[Date]

Reference is made to that certain Credit Agreement, dated as of October 24, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto and Silicon Valley Bank, as Administrative Agent for such Lenders (in such capacity; the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Co-Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Co-Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered by its proper and duly authorized signatory as of the day and year first written above.

[Name of Participant]

By
Name:
Titile:

Exhibit F-2

EXHIBIT F-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships for U.S. Federal Income Tax Purposes)

[Date]

Reference is made to that certain Credit Agreement, dated as of October 24, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto and Silicon Valley Bank, as Administrative Agent for such Lenders (in such capacity; the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Co-Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Co-Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered by its proper and duly authorized signatory as of the day and year first written above.

[Name of Participant]

By
Name:
Titile:

Exhibit F-3

EXHIBIT F-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships for U.S. Federal Income Tax Purposes)

[Date]

Reference is made to that certain Credit Agreement, dated as of October 24, 2014 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto and Silicon Valley Bank, as Administrative Agent for such Lenders (in such capacity; the “Administrative Agent”). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

Pursuant to the provisions of Section 2.20 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Co-Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Co-Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed and delivered by its proper and duly authorized signatory as of the day and year first written above.

[Name of Lender]

By
Name:
Titile:

Exhibit F-4

EXHIBIT G

FORM OF ADDENDUM

VIOLIN MEMORY, INC.

The undersigned Lender (i) hereby agrees to all of the provisions of that certain Credit Agreement, dated as of October 24, 2014, among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”), and (ii) hereby agrees to become a party thereto, as a Lender, with all of the rights and obligations applicable to a Lender thereunder, including, without limitation, the obligation to make extensions of credit to the Co-Borrowers in an aggregate principal amount not to exceed the amount of such Lender’s Revolving Commitment, as set forth opposite the undersigned Lender’s name in Schedule 1.1A to the Credit Agreement, as such amount may be changed from time to time as provided in the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[Name of Lender]

By:
Name:
Titile:

Dated as of [                    ]

Exhibit G

EXHIBIT H-1

FORM OF FORMULA-BASED REVOLVING LOAN NOTE

THIS FORMULA-BASED REVOLVING LOAN NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS FORMULA-BASED REVOLVING LOAN NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REVOLVING LOAN REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$[ ]	Santa Clara, California
[insert date]

FOR VALUE RECEIVED, the undersigned, Violin Memory, Inc., a Delaware corporation (the ““Borrower”), and any Subsidiary Borrower that executes this Formula-Based Revolving Loan Note (this “Note”) pursuant to a joinder agreement entered into after the date hereof (collectively with the Borrower, the “Co-Borrowers”), HEREBY JOINTLY AND SEVERALLY AND UNCONDITIONALLY PROMISE TO PAY to [insert name of applicable Lender] (the “Lender”) or its registered assigns at the Funding Office specified in the Credit Agreement (as hereinafter defined) in Dollars and in immediately available funds, on the Revolving Maturity Date the principal amount of (a) [insert amount of applicable Lender’s Revolving Commitment] ($[            ]), or, if less, (b) the aggregate unpaid principal amount of all Formula-Based Revolving Loans made by the Lender to the Co-Borrowers pursuant to Section 2.4 of the Credit Agreement referred to below. Each Co-Borrower further jointly and severally agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Formula-Based Revolving Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such indorsement shall, absent manifest error, constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the joint and several obligations of the Co-Borrowers in respect of any Formula-Based Revolving Loan.

This Note (a) is one of the Formula-Based Revolving Loan Notes referred to in the Credit Agreement, dated as of October 24, 2014, among the Co-Borrowers, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Exhibit H-1

Upon the occurrence and during the continuance of any one or more Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

The Borrower and, upon execution of a joinder to this Note, each other Co-Borrower, acknowledges and agrees that the obligation to pay hereunder and under the Credit Agreement is the joint and several obligation of each Co-Borrower, that the Co-Borrowers are jointly and severally liable to pay such obligations and to perform all covenants hereunder and thereunder, and that no Co-Borrower shall be relieved under this Note, the Credit Agreement or the other Loan Documents unless and until all such obligations have been satisfied in full.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

(Remainder of page intentionally left blank; signature page follows)

Exhibit H-1

VIOLIN MEMORY, INC.

By:

Name:

Title:

Exhibit H-1

Schedule A

to Formula-Based Revolving Loan Note

LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

Date	Amount of ABR Loans	Amount Converted to ABR Loans	Amount of Principal of ABR Loans Repaid	Amount of ABR Loans Converted to Eurodollar Loans	Unpaid Principal Balance of ABR Loans	Notation Made By

Exhibit H-1

Schedule B

to Formula-Based Revolving Loan Note

LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

Date	Amount of Eurodollar Loans	Amount Converted to Eurodollar Loans	Interest Period and Eurodollar Rate with Respect Thereto	Amount of Principal of Eurodollar Loans Repaid	Amount of Eurodollar Loans Converted to ABR Loans	Unpaid Principal Balance of Eurodollar Loans	Notation Made By

Exhibit H-1

EXHIBIT H-2

FORM OF NON-FORMULA-BASED REVOLVING LOAN NOTE

THIS NON-FORMULA-BASED REVOLVING LOAN NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NON-FORMULA-BASED REVOLVING LOAN NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REVOLVING LOAN REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.

$[ ]	Santa Clara, California
[insert date]

FOR VALUE RECEIVED, the undersigned, Violin Memory, Inc., a Delaware corporation (the ““Borrower”), and any Subsidiary Borrower that executes this Non-Formula-Based Revolving Loan Note (this “Note”) pursuant to a joinder agreement entered into after the date hereof (collectively with the Borrower, the “Co-Borrowers”), HEREBY JOINTLY AND SEVERALLY AND UNCONDITIONALLY PROMISE TO PAY to [insert name of applicable Lender] (the “Lender”) or its registered assigns at the Funding Office specified in the Credit Agreement (as hereinafter defined) in Dollars and in immediately available funds, in accordance with the provisions of the Credit Agreement referred to below, the principal amount of (a) [insert amount of applicable Lender’s Revolving Commitment] ($[            ]), or, if less, (b) the aggregate unpaid principal amount of all Non-Formula-Based Revolving Loans made by the Lender to the Borrower pursuant to Section 2.4 of the Credit Agreement referred to below. Each Co-Borrower further jointly and severally agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

The holder of this Note is authorized to indorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Non-Formula-Based Revolving Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof. Each such indorsement shall, absent manifest error, constitute prima facie evidence of the accuracy of the information indorsed. The failure to make any such indorsement or any error in any such indorsement shall not affect the joint and several obligations of the Co-Borrowers in respect of any Non-Formula-Based Revolving Loan.

This Note (a) is one of the Non-Formula-Based Revolving Loan Notes referred to in the Credit Agreement, dated as of October 24, 2014, among the Co-Borrowers, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any one or more Events of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

Exhibit H-2

All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, indorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

The Borrower and, upon execution of a joinder to this Note, each other Co-Borrower, acknowledges and agrees that the obligation to pay hereunder and under the Credit Agreement is the joint and several obligation of each Co-Borrower, that the Co-Borrowers are jointly and severally liable to pay such obligations and to perform all covenants hereunder and thereunder, and that no Co-Borrower shall be relieved under this Note, the Credit Agreement or the other Loan Documents unless and until all such obligations have been satisfied in full.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF).

(Remainder of page intentionally left blank; signature page follows)

Exhibit H-2

VIOLIN MEMORY, INC.

By:

Name:

Title:

Exhibit H-2

Schedule A

to Non-Formula-Based Revolving Loan Note

LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

Date	Amount of ABR Loans	Amount of Principal of ABR Loans Repaid	Unpaid Principal Balance of ABR Loans	Notation Made By

Exhibit H-2

EXHIBIT I

FORM OF BORROWING BASE CERTIFICATE

VIOLIN MEMORY, INC.

Date:                     , 20

Violin Memory, Inc., a Delaware corporation (the “Borrower”), through the undersigned in [his][her] capacity as a duly authorized officer of such entity or an entity authorized to certify on such entity’s behalf, hereby certifies to the Administrative Agent and each Lender, in accordance with (i) the Credit Agreement, dated as of October 24, 2014 (as amended, restated, amended and restated, supplemented, restructured or otherwise modified from time to time, the “Credit Agreement”, the terms defined therein and not otherwise defined herein being used herein as therein defined), among the Borrower, the Subsidiary Borrowers party thereto, the Lenders party thereto (the “Lenders”) and Silicon Valley Bank, as administrative agent for such Lenders (together with its successors in such capacity, the “Administrative Agent”), and (ii) each of the other Loan Documents, that:

A. Borrowing Base and Compliance

The amounts, calculations and representations set forth on Schedule 1 hereto with respect to the Accounts of the Borrower are true and correct in all material respects and were determined in accordance with the terms and definitions set forth in the Credit Agreement. All of the Accounts referred to in Schedule 1 (other than those Accounts designated as ineligible on Schedule 1) are Eligible Accounts. Attached are reports with detailed aged listings of the Borrower’s accounts receivable (by invoice date), accounts payables and deferred revenue schedule, and supporting detail and documentation with respect to the amounts, calculation and representations set forth on Schedule 1, all as reasonably requested by the Administrative Agent pursuant to the Credit Agreement.

B. General Certifications

The Borrower further certifies to the Administrative Agent and each Lender that: (i) the certifications, representations, calculations and statements herein will be true and correct in all material respects as of the date hereof; (ii) each representation and warranty of each Loan Party contained in or pursuant to any Loan Document (A) to the extent qualified by materiality, is true and correct, and (B) to the extent not qualified by materiality, is true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; (iii) each of the covenants and agreements contained in any Loan Document have been performed (to the extent required to be performed on or before the date hereof or each such effective date); and (iv) no Default or Event of Default has occurred and is continuing on the date hereof, nor will any thereof occur after giving effect to the request above.

[Signature page follows]

Exhibit I

IN WITNESS WHEREOF, the undersigned has caused this Borrowing Base Certificate to be executed as of the day first written above.

VIOLIN MEMORY, INC.

By:

Name:

Title:

Exhibit I

SCHEDULE 1

TO

BORROWING BASE CERTIFICATE

OF

VIOLIN MEMORY, INC.

ACCOUNTS

1.	Book Value of Accounts as of	$

2.	Additions (please explain on reverse)	$

3.	TOTAL ACCOUNTS	$

DEDUCTIONS TO ACCOUNTS (without duplication)

4.	Accounts that do not arise from the sale of goods or the performance of services by the Borrower in the ordinary course of its business	$

5.	Accounts upon which the Borrower’s right to receive payment is not absolute or is contingent upon the fulfillment of any condition whatsoever (other than any such contingencies or conditions that have already been satisfied)	$

6.	Accounts as to which Borrower is not able to bring suit or otherwise enforce remedies against the applicable Account Debtor through judicial process or arbitration	$

7.	Accounts that represent a progress billing consisting of an invoice for goods sold or services rendered pursuant to a contract under which the applicable Account Debtor’s obligation to pay that invoice is subject to Borrower’s completion of further performance under such contract or is subject to the equitable lien of a surety bond issuer	$

8.	Accounts to the extent that any defense, counterclaim, setoff or dispute is asserted as to such Account in writing (but only to the extent of the amount subject to such defense, counterclaim, setoff or dispute)	$

9.	Accounts that are not true and correct statements of bona fide indebtedness incurred in the amount of such Accounts for merchandise sold to or services rendered and accepted by the applicable Account Debtor	$

10.	Accounts with respect to which an invoice, reasonably acceptable to the Administrative Agent in form and substance and consistent with the Borrower’s past business practices, has not been sent to the applicable Account Debtor (but excluding the amount of any non-refundable deposits that are required to be paid by the applicable Account Debtor)	$

11.	Accounts that (i) are not owned by Borrower, or (ii) are subject to any Lien of any other Person, other than Liens in favor of the Administrative Agent	$

Exhibit I

12.	Accounts that arise from a sale to any director, officer, other employee or Affiliate of any Loan Party, or to any entity that has any common officer or director with any Loan Party	$

13.	Accounts that are the obligation of an Account Debtor that is the United States government or a political subdivision thereof, or any state, county or municipality or department, agency or instrumentality thereof, unless the Administrative Agent, in its sole discretion, has agreed to the contrary in writing and Borrower, if necessary or desirable in the reasonable determination of the Administrative Agent, has complied with respect to such obligation with the Federal Assignment of Claims Act of 1940, or any applicable state, county or municipal law restricting assignment thereof	$

14.	Accounts (A) that are the obligations of Account Debtors located in foreign countries and that are not billed for and collected in the United States, (B) that are the obligations of Account Debtors located in foreign countries and that are billed for and collected in the United States, but the Accounts of which Account Debtors the Administrative Agent has determined, acting in its commercially reasonable good faith business judgment, are not Eligible Accounts, and (C) that (1) are the obligations of Account Debtors located in foreign countries and that are billed for and collected in the United States, and (2) are not deemed ineligible under clause (B) above, but that constitute in excess of 40% of the aggregate amount of the Borrowing Base	$

15.	Accounts to the extent any Group Member is liable to the applicable Account Debtor related to such Account for goods sold or services rendered or to be rendered by such Group Member, but only to the extent of the potential offset	$

16.	Accounts that arise with respect to goods that are delivered on a bill-and-hold, cash-on-delivery basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the applicable Account Debtor is or may be conditional (but only to the extent that any such delivery condition then applies)	$

17.	Accounts that are in default; provided that, without limiting the generality of the foregoing, an Account shall be deemed in default upon the occurrence of any of the following: (i) the Account is not paid within ninety (90) days following its original invoice date (irrespective of whether the payment terms related to such Account permit payment after the 90th day following such original invoice date); (ii) the Account Debtor obligated upon such Account suspends business, makes a general assignment for the benefit of creditors or fails to pay its debts generally as they come due; or (iii) a petition is filed by or against the applicable Account Debtor obligated upon such Account under any Debtor Relief Law and such petition has not been removed, withdrawn or vacated	$

18.	Accounts that are obligations of an Account Debtor where 50% or more of the aggregate Dollar amount of all Accounts owing by such Account Debtor are unpaid ninety (90) days following the applicable original invoice dates relating to such Accounts (irrespective of whether the payment terms relating to any such Accounts permit payment after the 90th day following such original invoice dates)	$

19.	Accounts as to which the Administrative Agent’s Lien is not a first priority perfected Lien	$

20.	Accounts as to which any of the representations or warranties in the Loan Documents is untrue	$

Exhibit I

21.	Accounts to the extent such Accounts exceed any credit limit established by the Administrative Agent, in its reasonable credit judgment	$

22.	Accounts to the extent that such Accounts, together with all other Accounts owing by such Account Debtor and its Affiliates as of any date of determination, exceed 25% of all Eligible Accounts	$

23.	Accounts that are payable in any currency other than Dollars, euros, British pound sterling or Japanese yen (unless converted into Dollars on terms reasonably satisfactory to the Administrative Agent)	$

24.	Accounts owing from an Account Debtor the amount of which may be subject to withholding based on the Account Debtor’s satisfaction of the Borrower’s complete performance (but only to the extent of the amount withheld (sometimes called retainage billings)	$

25.	Accounts subject to contractual arrangements between the Borrower and an applicable Account Debtor where payments shall be scheduled or due according to completion or fulfillment requirements and where the applicable Account Debtor has a right of setoff for damages suffered as a result of the Borrower’s failure to perform in accordance with the contract setting forth such requirements (sometimes called contracts accounts receivable, progress billings, milestone billings or fulfillment contracts)	$

26.	Accounts subject to trust provisions, subrogation rights of a bonding company or a statutory trust	$

27.	Accounts the payments by the applicable Account Debtors in respect of which are not deposited by such Account Debtors directly into the Designated Deposit Account	$

28.	Accounts for which the instruments, chattel paper, security agreements, guarantees and/or other documents, information or property evidencing or securing such Accounts are subject to written confidentiality covenants of the Borrower expressly prohibiting the delivery of such items to the Administrative Agent or an attorney client privilege which is not waivable by the Borrower	$

29.	Accounts for which the Administrative Agent, acting in its commercially reasonable good faith business judgment, determines collection to be doubtful	$

30.	TOTAL DEDUCTIONS TO ACCOUNTS (sum of #4 through #29)	$

ELIGIBLE ACCOUNTS		$

31.	Total amount of Eligible Accounts (#3 minus #30)	$

32.	BORROWING BASE VALUE OF ELIGIBLE ACCOUNTS (80% of #31)	$

RESERVES

33.	Aggregate amount of Reserves, if any, established by the Administrative Agent, in its reasonable credit judgment, against Eligible Accounts	$

Exhibit I

BORROWING BASE

34.	Borrowing Base value of Eligible Accounts (#32)	$

35.	Total Reserves (#33)	$

36.	TOTAL BORROWING BASE (#34 minus #35)	$

AVAILABLE FORMULA-BASED REVOLVING COMMITMENTS

37.	Total Formula-Based Revolving Commitments in effect as of the date hereof	$

38.	Total funds available (the lesser of #36 and #37)	$

39.	The aggregate principal balance of any Formula-Based Revolving Loans outstanding as of the date hereof	$

40.	AVAILABLE FORMULA-BASED REVOLVING COMMITMENTS (#38 minus #39)	$

BANK USE ONLY

COMMENTS:	Received by:
AUTHORIZED SIGNER
Date:
Verified:
AUTHORIZED SIGNER
Date:
Compliance Status: Yes No

Exhibit I

EXHIBIT J

FORM OF SUBSIDIARY BORROWER JOINDER AGREEMENT

Date: ______________, _____

To: Silicon Valley Bank, as Administrative Agent

Ladies and Gentlemen:

This Subsidiary Borrower Joinder Agreement (this “Subsidiary Borrower Joinder Agreement”) is made and delivered by the undersigned [insert name of applicable “Subsidiary Borrower”] (the “Designated Subsidiary Borrower”) pursuant to Section 6.12(b) of that certain Credit Agreement, dated as of October 24, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto, and Silicon Valley Bank, as Administrative Agent for such Lenders, and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Subsidiary Borrower Joinder Agreement and not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement. The Designated Subsidiary Borrower acknowledges receipt of copies of the Credit Agreement and each of the other Loan Documents.

In consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Subsidiary Borrower Joinder Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

Section 1. Representations and Warranties. On and as of the date of this Subsidiary Borrower Joinder Agreement (the “Effective Date”), and for the benefit of the Administrative Agent and the Lenders, the Designated Subsidiary Borrower hereby makes for itself each of the representations and warranties made by each Subsidiary Borrower in the Credit Agreement and each of the other Loan Documents, with only such changes as are indicated in Schedule 1 hereto. The Designated Subsidiary Borrower is a [describe entity type]. The true and correct U.S. taxpayer identification number of the Designated Subsidiary Borrower is _____________.

Section 2. Agreement to be Bound; Joint and Several Liability; Further Assurances.

(a) The Designated Subsidiary Borrower agrees that, on and as of the Effective Date, it shall become a “Subsidiary Borrower” and a “Co-Borrower” under the Credit Agreement, each Note and each of the other Loan Documents and shall be bound by all the provisions of the Credit Agreement, each Note and each of the other Loan Documents to the same extent as if the Designated Subsidiary Borrower had executed the Credit Agreement, each Note and each of the other Loan Documents, as a “Subsidiary Borrower” and a “Co-Borrower” thereunder, on the Effective Date.

(b) From and after the Effective Date, all references to the “Subsidiary Borrowers” and the “Co-Borrowers” in the Credit Agreement, the Notes and each of the other Loan Documents shall be deemed to refer to the Borrower, each other Subsidiary Borrower currently a party thereto, and the Designated Subsidiary Borrower, jointly and severally, and their respective successors and assigns, including debtors-in-possession and bankruptcy trustees; words used therein in the singular shall be considered to have been used in the plural where the context and construction so requires in order to refer to more than one Co-Borrower.

(c) From and after the Effective Date, the Designated Subsidiary Borrower and the Borrower (on behalf of itself and each other Co-Borrower currently a party to the Credit Agreement), hereby irrevocably and unconditionally accept joint and several liability under the Credit Agreement, the Notes

Exhibit J

and each other Loan Document for the mutual benefit, directly and indirectly, of each other, it being the intention of the Borrower (on behalf of itself and each other such Co-Borrower) and the Designated Subsidiary Borrower that all obligations of the Borrower, the Co-Borrowers and the Designated Subsidiary Borrower be the joint and several obligations of all such parties, without preference or distinction among them.

(d) The Designated Subsidiary hereby makes for the benefit of the Administrative Agent and each of the Lenders, each of the representations, warranties, covenants, agreements and waivers set forth in Section 2.25 of the Credit Agreement, the terms of which are incorporated herein by this reference.

(e) The documents required to be delivered to the Administrative Agent pursuant to Section 6.12(b) of the Credit Agreement with respect to the Designated Subsidiary Borrower (including, without limitation, an accession to the Guarantee and Collateral Agreement and a joinder to each Note) will be furnished to the Administrative Agent in accordance with the requirements of the Credit Agreement.

(f) The Designated Subsidiary Borrower hereby consents to the filing by the Administrative Agent or one or more UCC financing statements to perfect its Liens in the Collateral of the Designated Subsidiary Borrower. The Designated Subsidiary Borrower shall, at the request of the Administrative Agent, execute such other documents and agreements, and shall take or cause to be taken all actions, as the Administrative Agent may, from time to time, request to carry out the terms and conditions of this Subsidiary Borrower Joinder Agreement, the Credit Agreement and the other Loan Documents.

(g) This Subsidiary Borrower Joinder Agreement shall constitute a Loan Document under the Credit Agreement.

Section 3. Governing Law. THIS SUBSIDIARY BORROWER JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA. Sections 10.13 and 10.14 of the Credit Agreement are hereby incorporated herein by this reference, mutatis mutandis, as if set for the herein in full.

IN WITNESS WHEREOF, the parties hereto have caused this Subsidiary Borrower Joinder Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

[insert name of Designated Subsidiary Borrower]

By:

Name:

Title:

BORROWER

By:

Name:

Title:_____________________________

Exhibit J

SCHEDULE TO

SUBSIDIARY BORROWER JOINDER AGREEMENT

Exhibit J

EXHIBIT K

FORM OF NOTICE OF BORROWING

VIOLIN MEMORY, INC.

Date: ______________

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054
Attention: Corporate Services Department

RE:	Credit Agreement, dated as of October 24, 2014 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”), by and among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto and Silicon Valley Bank, as Administrative Agent for such Lenders (in such capacity; the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Ladies and Gentlemen:

The undersigned refers to the Credit Agreement and hereby gives you irrevocable notice, pursuant to Section 2.5 of the Credit Agreement, of the borrowing of a [Formula-Based Revolving Loan][Non-Formula-Based Revolving Loan].

1. The requested Borrowing Date, which shall be a Business Day, is _______________.

2. The aggregate amount of the requested Loan is $_______.

3. The requested Loan shall consist of $___________ of ABR Loans and $______ of Eurodollar Loans.

4. The duration of the Interest Period for any Formula-Based Revolving Loans that are Eurodollar Loans included in the requested Loan shall be __________ [one][two][three][six] months.

5. [Insert instructions for remittance of the proceeds of the applicable Loans to be borrowed; provided that any proceeds of any Non-Formula Revolving Loan must be deposited directly into the Non-Formula-Based Revolving Loan Proceeds Account.]

6. The undersigned, in his/her capacity as a Responsible Officer of the Borrower and not in his/her individual capacity, hereby certifies to the Administrative Agent that the following statements are true on the date hereof, and will be true on the date of the proposed Loan before and after giving effect thereto, and to the application of the proceeds therefrom, as applicable:

(a) each representation and warranty of each Loan Party contained in or pursuant to any Loan Document (i) to the extent qualified by materiality, is true and correct, and (ii) to the extent not qualified by materiality, is true and correct in all material respects, in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date;

(b) no Default or Event of Default exists or will occur after giving effect to the extensions of credit requested herein; [and]

Exhibit K

(c) after giving effect to such Revolving Extension of Credit, the availability and borrowing limitations specified in Section 2.4 of the Credit Agreement will be satisfied[; and][.]

[(d) no Liquidity Event exists immediately prior to or after giving effect to the making of the Non-Formula-Based Revolving Loan requested hereby. Attached hereto as Annex 1 is a Liquidity Report that specifies the calculation of Liquidity on a pro forma basis as of the requested Borrowing Date after giving effect to the making of the Non-Formula-Based Revolving Loan requested hereby.]

[Signature page follows]

Exhibit K

IN WITNESS WHEREOF, the undersigned has caused this notice to be duly executed and delivered by its proper and duly authorized officer as of the day and year first written above.

VIOLIN MEMORY, INC.

By:

Name:

Title:

For internal Bank use only

Eurodollar Pricing Date	Eurodollar Rate	Eurodollar Variance		Maturity Date
		____	%

Exhibit K

ANNEX 1

TO NOTICE OF BORROWING

Liquidity as of the requested Borrowing Date (after giving effect to the making of the Non-Formula- Based Revolving Loan requested by this Notice of Borrowing) (such date, the “Statement Date”)

A.	Aggregate amount of all unrestricted cash and Cash Equivalents (i) that would appear on a consolidated balance sheet of the Borrower prepared as of the Statement Date in accordance with GAAP and (ii) that are held as of the Statement Date in any Deposit Accounts or Securities Accounts that are maintained with the Administrative Agent or any of its Affiliates or that are maintained as of the Statement Date in other Deposit Accounts or Securities Accounts with respect to which the Administrative Agent shall have received (A) a monthly statement attached to each Compliance Certificate, and (B) upon the Administrative Agent’s request pursuant to Section 6.16 of the Credit Agreement, current balance information:			$	___________

B.	Aggregate amount of short-term securities purchased in accordance with the Board-Approved Cash Investment Policy that are held as of such date in any Securities Accounts that are maintained with the Administrative Agent or any of its Affiliates or that are maintained as of such date in other Securities Accounts with respect to which the Administrative Agent shall have received (A) a monthly statement attached to each Compliance Certificate and (B) upon the Administrative Agent’s request pursuant to Section 6.16 of the Credit Agreement, current balance information:			$	___________

C.	Aggregate principal balance of all Revolving Loans outstanding as of the Statement Date:			$	___________

D.	Liquidity as of the Statement Date: (Line A plus Line B minus Line C):			$	___________

	Minimum amount required to avoid a Liquidity Event:				$50,000,000

	Liquidity Event?	Yes ☐	No ☐

Exhibit K

EXHIBIT L

FORM OF NOTICE OF CONVERSION/CONTINUATION

VIOLIN MEMORY, INC.

Date: _________________

TO:	SILICON VALLEY BANK
3003 Tasman Drive
Santa Clara, CA 95054
Attention:

RE:	Credit Agreement, dated as of October 24, 2014 (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”), by and among Violin Memory, Inc., a Delaware corporation (the “Borrower”), the Subsidiary Borrowers party thereto, the Lenders party thereto and Silicon Valley Bank, as Administrative Agent for such Lenders (in such capacity; the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement.

Ladies and Gentlemen:

The undersigned, in his/her capacity as a Responsible Officer of the Borrower and not in his/her individual capacity, refers to the Credit Agreement and hereby gives you irrevocable notice pursuant to Section [2.13(a)] [2.13(b)] of the Credit Agreement, of the [conversion] [continuation] of the Loans specified herein, that:

1. The date of the [conversion] [continuation] is _________________.

2. The aggregate amount of the proposed Formula-Based Revolving Loans to be [converted] [continued] is $___________

3. The Formula-Based Revolving Loans are to be [converted into] [continued as] [Eurodollar] [ABR] Loans.

4. The duration of the Interest Period for the Formula-Based Revolving Loans that are Eurodollar Loans included in the [conversion] [continuation] shall be [one][two][three][six] months.

[5. The undersigned, on behalf of the Borrower, hereby certifies that the following statements are true on the date hereof, and will be true on the date of the proposed conversion of any Formula-Based Revolving Loan that is an ABR Loan to a Formula-Based Revolving Loan that is a Eurodollar Loan, both before and after giving effect thereto and to the application of the proceeds therefrom:

(a) each representation and warranty of each Loan Party contained in or pursuant to any Loan Document (i) to the extent qualified by materiality, is true and correct, and (ii) to the extent not qualified by materiality, is true and correct in all material respects, in each case, on and as of the date hereof as if made on and as of the date hereof, except to the extent such

Exhibit L

representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date;

(b) no Default or Event of Default exists or shall occur after giving effect to the conversion of the ABR Loans to Eurodollar Loans requested to be made on such date.; and

(c) no Liquidity Event exists immediately prior to or after giving effect to the [conversion][continuation] of the Formula-Based Revolving Loan requested hereby. Attached hereto as Annex 1 is a Liquidity Report that specifies the calculation of Liquidity on a pro forma basis as of the requested [conversion][continuation] date referenced above after giving effect to the [conversion][continuation] of the Formula-Based Revolving Loan requested hereby.]

[Signature page follows]

Exhibit L

IN WITNESS WHEREOF, the undersigned has caused this notice to be duly executed and delivered by its proper and duly authorized officer as of the day and year first written above.

VIOLIN MEMORY, INC.

By:

Name:

Title:

For internal Bank use only

Eurodollar Pricing Date	Eurodollar Rate	Eurodollar Variance		Maturity Date
		____	%

Exhibit L

ANNEX 1

TO NOTICE OF CONVERSION/CONTINUATION

Liquidity as of the requested conversion/continuation date (after giving effect to the [conversion][continuation] of the Non-Formula-Based Revolving Loan requested by this Notice of Conversion/Continuation) (such date, the “Statement Date”)

A.	Aggregate amount of all unrestricted cash and Cash Equivalents (i) that would appear on a consolidated balance sheet of the Borrower prepared as of the Statement Date in accordance with GAAP and (ii) that are held as of the Statement Date in any Deposit Accounts or Securities Accounts that are maintained with the Administrative Agent or any of its Affiliates or that are maintained as of the Statement Date in other Deposit Accounts or Securities Accounts with respect to which the Administrative Agent shall have received (A) a monthly statement attached to each Compliance Certificate, and (B) upon the Administrative Agent’s request pursuant to Section 6.16 of the Credit Agreement, current balance information:			$	___________

B.	Aggregate amount of short-term securities purchased in accordance with the Board-Approved Cash Investment Policy that are held as of such date in any Securities Accounts that are maintained with the Administrative Agent or any of its Affiliates or that are maintained as of such date in other Securities Accounts with respect to which the Administrative Agent shall have received (A) a monthly statement attached to each Compliance Certificate and (B) upon the Administrative Agent’s request pursuant to Section 6.16 of the Credit Agreement, current balance information:			$	___________

C.	Aggregate principal balance of all Revolving Loans outstanding as of the Statement Date:			$	___________

D.	Liquidity as of the Statement Date: (Line A plus Line B minus Line C):			$	___________

	Minim um amount required to avoid a Liquidity Event:				$50,000,000

	Liquidity Event?	Yes ☐	No ☐

Exhibit L